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                                                                    EXHIBIT 13.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the annual report on Form 20-F of Amdocs Limited (the "Company") for the period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Dov Baharav, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that to the best of his knowledge and belief:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   December 8, 2008
/s/ Dov Baharav
---------------------------
Dov Baharav
Chief Executive Officer
Amdocs Management Limited